Business Combinations	6 Months Ended
Jun. 30, 2017
Business Combinations [Abstract]
Business Combinations

3. Business Combinations

In January 2017, we acquired 100% of the outstanding equity of Semanta, s.r.o., or Semanta, a software development firm based in Prague, Czech Republic that delivers a cloud-based data governance and metadata management platform. In May 2017, we acquired 100% of the outstanding equity of Yhat, Inc., or Yhat, a data science software company based in Brooklyn, New York that provides data scientists and analysts with self-service data science tools for developing, managing, and deploying analytical models. These acquisitions were made to enhance our platform with additional data governance capabilities and the ability to deploy and manage advanced analytic models.

The following table presents details of the purchase consideration related to each acquisition.

Company Acquired	Month Acquired	Cash Consideration Paid	Equity Consideration Paid	Cash Holdback	Contingent Consideration Maximum	Contingent Consideration Fair Value
Semanta	January 2017	$3,944	$—	$500	$2,300	$1,160
Yhat	May 2017	5,535	5,285	—	—	—

		$9,479	$5,285	$500	$2,300	$1,160

The acquisition of Semanta included cash consideration held back for customary indemnification matters for a period of 24-months following the acquisition date. A portion of the cash consideration in the Yhat acquisition is currently held in escrow pursuant to the terms of the acquisition agreement and is reflected in goodwill.

The condensed consolidated financial statements include the results of operations of the acquired companies commencing as of their respective acquisition dates. Revenues and operating results of the acquired companies for the six months ended June 30, 2017 were not material to the condensed consolidated financial statements. During the six months ended June 30, 2017 we recognized $0.9 million of acquisition related costs in general and administrative expense in the condensed consolidated statement of operations and comprehensive loss.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as of the dates of each acquisition (in thousands):

Assets acquired and liabilities assumed:
Cash and cash equivalents	$382
Accounts receivable	247
Prepaid expenses and other assets	68
Property and equipment	54
Intangible assets	9,220
Goodwill	8,724
Accounts payable	(479)
Accrued expenses, deferred revenue and other current liabilities	(205)
Deferred tax liability, included in other liabilities	(1,587)

Total purchase consideration	$16,424

Goodwill represents the excess of the purchase consideration over the fair value of the underlying intangible assets and net liabilities assumed. We believe the amount of goodwill resulting from the acquisitions is primarily attributable to expected synergies from an assembled workforce, increased development capabilities, increased offerings to customers, and enhanced opportunities for growth and innovation. The goodwill resulting from the acquisitions is not tax deductible.

We determined the fair value of the completed technology acquired in the acquisitions using the multiple period excess earnings and the replacement cost models. These models utilize certain unobservable inputs classified as Level 3 measurements as defined by ASC 820, Fair Value Measurements and Disclosures. Key inputs utilized in the models include discount rates ranging from 35% to 45%, a market participant tax rate of 40%, an estimated level of future cash flows based on current product and market data, and estimated costs to recreate the technology. Based on the valuation models, we determined the fair value of the completed technology to be $9.2 million with a weighted-average amortization period of 5.7 years.

A portion of the consideration for the Semanta acquisition is subject to earn-out provisions. Additional contingent earn-out consideration of up to $2.3 million in shares of our Class B common stock may be paid out to the former shareholders of Semanta over two years upon the achievement of specified milestones. The number of shares that will be issued will be determined based on the total dollar value of consideration earned upon the achievement of a particular milestone divided by an average trading value of our Class A common stock calculated at the time of the issuance. We utilized a probability weighted scenario based model to determine the fair value of the contingent consideration. Based on this valuation model we determined the fair value of the contingent consideration to be $1.2 million as of the acquisition date.

Pro forma information as if the acquisitions occurred on January 1, 2016 has not been presented as the pro forma impact is not material to our condensed consolidated financial statements.